UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: December 6, 2013

(Date of earliest event reported)

CHS Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-50150

Minnesota	41-0251095
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5500 Cenex Drive, Inver Grove Heights, Minnesota 55077

(Address of principal executive offices, including zip code)

(651) 355-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2013, at the Annual Members Meeting of CHS Inc. (the “Company”), each of the following directors was re-elected to the Board for a three-year term:  Robert Bass, Dennis Carlson, Randy Knecht and Steve Riegel.  The delegates also elected one new director, Al Holm, to serve a three-year term on the Board.  Mr. Holm fills the vacancy created by the resignation of Michael Toelle on April 3, 2013.  The following directors’ terms of office continued after the meeting:  Donald Anthony, David Bielenberg, Clinton J. Blew, Curt Eischens, Jon Erickson, Steve Fritel, Jerry Hasnedl, David Johnsrud, David Kayser, Greg Kruger, Edward Malesich and Daniel Shurr.

Al Holm, 53, will represent members in Minnesota.  Holm has served 19 years on the board of what is now River Region Cooperative located in Sleepy Eye, Minnesota, and has served as chairman for the past eight years.  He has also served as chairman of the Southern Minnesota Co-op Directors’ Association and secretary of the Minnesota State Co-op Directors Association.  Holm previously served two years on the CHS Resolution Committee (from 2006 to 2007), including as chairman in 2007.  He has also served in leadership capacities with the Brown County Farm Service Agency county committee, Ag Star Financial Services Advisory Board and Renville Co-op Transport.

Following the Annual Members Meeting, the Board of Directors held the annual re-organizational meeting at which Board officers were elected.  All of the Board officers were re-elected for a one-year term: David Bielenberg- was re-elected Chairman of the Board, Dennis Carlson- was re-elected First Vice Chairman of the Board, Daniel Schurr- was re-elected Secretary-Treasurer of the Board, Steve Fritel was re-elected Second Vice Chairman of the Board and Curt Eischens was re-elected Assistant Secretary-Treasurer of the Board.

Item 7.01                   Regulation FD Disclosure.

On December 9, 2013, the Company issued a press release announcing the results of the election of directors to the Board.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release dated December 9, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS Inc.

December 9, 2013	By:	/s/ Carl M. Casale
Name: Carl M. Casale
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 9, 2013.